SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   May 25, 2004     (May 25, 2004)

Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 300, Atlanta, Georgia		30339

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     (678) 589-3500

EX-23.1 CONSENT OF KPMG LLC
EX-99.1 INDEPENDENT AUDITORS' REPORT
EX-99.2 MD&A OF FINANCIAL CONDITIONS

     Explanatory Note: During the quarter ended March 31, 2004, Verso Technologies, Inc., a Minnesota corporation (the “Company”), reorganized its existing, ongoing business segments in order to better reflect how the business of the Company operates and how management views, and makes decisions concerning the business on a current and go-forward basis. This reorganization reflects three segments, the Advanced Applications Services Group, the Enterprise Solutions Group and the Carrier Solutions Group. This was a result of the consolidation of the Enterprise product group into a single business unit or segment separate from the Advanced Applications Services Group to leverage research and development, maintenance, support and overall management. The Advanced Applications Services Group had previously been included in the Enterprise Solutions Group. The Advanced Applications Services Group provides outsourced technical applications services and application installation and training to outside customers, as well as customers of the Company’s Enterprise Solutions Group and the Carrier Solutions Group segments. Consequently, the Company is filing this Current Report on Form 8-K to modify its previous disclosure of (i) Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2003, 2002 and 2001 to the extent such discussion and analysis relates to segments and (ii) Note 15 set forth in the notes to the Company’s audited consolidated financial statements for the years ended December 31, 2003, 2002 and 2001.

Item 5.	Other Events and Required FD Disclosure.

     Attached hereto as Exhibit 99.1 and incorporated herein by reference are the (i) Report of Independent Registered Public Accounting Firm and (ii) consolidated balance sheets of the Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of operations, shareholders’ equity and cash flows for the years ended December 31, 2003, 2002 and 2001, along with the notes thereto. Note 15 to these consolidated financial statements has been modified from the notes previously filed with the Securities and Exchange Commission (“SEC”) to reflect the basis of presentation resulting from the change in the Company’s reporting segments in the first quarter of 2004.

     Attached hereto as Exhibit 99.2 and incorporated herein by reference is the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2003, 2002 and 2001 (the “MD&A”), which has been modified from the MD&A that the Company previously filed with the SEC to reflect the basis of presentation resulting from the change in the Company’s reporting segments in the first quarter of 2004 as if it had occurred on January 1, 2001.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) – (b) Financial Statements and Pro Forma Financial Information. None.

     (c) Exhibits.

23.1	Consent of KPMG LLP.

99.1	Report of Independent Registered Public Accounting Firm, consolidated balance sheets of the Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of operations, shareholders’ equity and cash flows for the years ended December 31, 2003, 2002 and 2001, along with the notes thereto.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2003, 2002 and 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.
By:	/s/ Juliet M. Reising
Juliet M. Reising, Chief Financial Officer
and Executive Vice President

Dated: May 25, 2004

EXHIBIT INDEX

23.1	Consent of KPMG LLP.

99.1	Report of Independent Registered Public Accounting Firm, consolidated balance sheets of the Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of operations, shareholders’ equity and cash flows for the years ended December 31, 2003, 2002 and 2001, along with the notes thereto.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2003, 2002 and 2001.